                                                                   Exhibit 99.12

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                    TRUSTEE

                              SEPTEMBER [12], 2006

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $127,549,589
Aggregate Original Principal Balance                   $127,563,176
Number of Mortgage Loans                                      1,130

                                            MINIMUM       MAXIMUM         AVERAGE (1)
                                          ----------   ------------   --------------------
Original Principal Balance                  $20,000     $1,172,000         $112,888
Outstanding Principal Balance               $19,958     $1,171,193         $112,876

                                            MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                          ----------   ------------   --------------------
Original Term (mos)                           180           360                358
Stated remaining Term (mos)                   174           360                356
Loan Age (mos)                                  0             8                  1
Current Interest Rate                       6.250%        13.999%            8.739%
Initial Interest Rate Cap(4)                0.000%        0.000%             0.000%
Periodic Rate Cap(4)                        0.000%        0.000%             0.000%
Gross Margin(4)                             0.000%        0.000%             0.000%
Maximum Mortgage Rate(4)                    0.000%        0.000%             0.000%
Minimum Mortgage Rate(4)                    0.000%        0.000%             0.000%
Months to Roll(4)                               0             0                  0
Original Loan-to-Value                      20.00%        100.00%            82.81%
Combined Loan-to-Value                      20.00%        100.00%            92.11%
Credit Score (3)                              539            795               617

                                           EARLIEST       LATEST
                                          ----------   ------------
Maturity Date                             03/01/2021    09/01/2036

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
LIEN POSITION
1st Lien                                      81.06%
2nd Lien                                      18.94%

OCCUPANCY
Primary                                       98.82%
Second Home                                    0.00%
Investment                                     1.18%

LOAN TYPE
Fixed Rate                                   100.00%
ARM                                            0.00%

AMORTIZATION TYPE
Fully Amortizing                              33.23%
Interest Only                                  1.23%
15/30 Balloon                                  1.01%
30/40 Balloon                                 14.30%

                                            PERCENT OF
                                          MORTGAGE POOL
                                          -------------
YEAR OF ORIGINATION
2004                                           0.00%
2005                                           0.02%
2006                                          99.98%

LOAN PURPOSE
Purchase                                      56.90%
Refinance - Rate Term                          4.36%
Refinance - Cashout                           38.74%

PROPERTY TYPE
Single Family Residence                       78.81%
Condominium                                    3.08%
Planned Unit Development                      15.35%
2-4 Family                                     2.77%
Townhouse                                      0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 6.001% to  6.500%              2       404,150      0.32      6.298      676      202,075      76.19     46.58    100.00    0.00
 6.501% to  7.000%             13     2,708,436      2.12      6.890      633      208,341      74.12     46.95    100.00    0.00
 7.001% to  7.500%            113    21,673,671     16.99      7.366      625      191,802      75.27     44.63    100.00    1.57
 7.501% to  8.000%            201    30,959,167     24.27      7.836      620      154,026      76.62     45.48     95.02    0.77
 8.001% to  8.500%            161    23,049,263     18.07      8.294      604      143,163      78.55     43.05     95.29    4.32
 8.501% to  9.000%            130    15,957,533     12.51      8.812      605      122,750      83.57     41.41     94.84    0.00
 9.001% to  9.500%             82     6,432,426      5.04      9.318      605       78,444      90.87     40.70     96.15    0.00
 9.501% to 10.000%             45     3,954,761      3.10      9.841      620       87,884      95.04     45.51     91.50    0.00
10.001% to 10.500%             37     2,866,854      2.25     10.354      643       77,483      95.52     45.42     84.51    0.00
10.501% to 11.000%             60     4,040,797      3.17     10.735      636       67,347      99.92     45.70     95.07    0.00
11.001% to 11.500%             47     3,716,977      2.91     11.424      646       79,085      99.74     45.70     27.23    0.00
11.501% to 12.000%             95     5,711,711      4.48     11.849      632       60,123      99.59     45.24     71.99    0.00
12.001% to 12.500%             64     2,752,953      2.16     12.264      605       43,015      99.74     45.57     92.74    0.00
12.501% to 13.000%             41     1,637,914      1.28     12.815      595       39,949      99.48     44.83     94.20    0.00
13.001% to 13.500%             31     1,249,385      0.98     13.328      596       40,303      99.67     45.34    100.00    0.00
13.501% to 14.000%              8       433,590      0.34     13.850      591       54,199     100.00     42.03    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                     30     1,507,471      1.18      10.828     636       50,249      95.00     42.35     76.98    0.00
229 to 240                      5       319,845      0.25       8.515     596       63,969      68.86     44.29     93.76    0.00
349 to 360                  1,095   125,722,272     98.57       8.715     617      114,815      82.70     44.19     92.91    1.25
                            -----   -----------    ------      ------     ---      -------      -----     -----     -----    ----
TOTAL:                      1,130   127,549,589    100.00       8.739     617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      ======     ===      =======      =====     =====     =====    ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-   FULL    PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less               268     8,639,826      6.77     11.356      622        32,238     97.81     43.28     92.99    0.00
$50,001 to $100,000           351    26,934,628     21.12      9.398      618        76,737     86.54     42.94     91.05    1.04
$100,001 to $150,000          257    31,467,875     24.67      8.669      612       122,443     82.63     44.49     92.39    0.00
$150,001 to $200,000          126    21,598,162     16.93      8.445      617       171,414     82.12     43.67     91.45    0.71
$200,001 to $250,000           65    14,470,978     11.35      8.146      622       222,630     80.34     45.74     94.01    3.16
$250,001 to $300,000           27     7,405,785      5.81      8.043      621       274,288     80.06     47.80     89.10    3.82
$300,001 to $350,000           11     3,500,305      2.74      8.024      628       318,210     76.45     39.56     90.18    0.00
$350,001 to $400,000            5     1,898,040      1.49      7.615      631       379,608     76.63     50.79    100.00    0.00
$400,001 to $450,000            5     2,098,266      1.65      7.515      599       419,653     74.14     45.86    100.00   19.08
$450,001 to $500,000            4     1,909,419      1.50      7.528      603       477,355     72.53     42.26    100.00    0.00
$500,001 to $550,000            2     1,070,000      0.84      7.432      607       535,000     66.88     50.06    100.00    0.00
$550,001 to $600,000            3     1,741,753      1.37      7.633      596       580,584     73.94     48.75    100.00    0.00
$600,001 to $650,000            1       649,848      0.51      7.375      621       649,848     79.27     43.77    100.00    0.00
$650,001 to $700,000            1       693,865      0.54      8.375      622       693,865     75.00     22.69    100.00    0.00
$700,001 to $750,000            0             0        --         --        0             0        --        --      0.00    0.00
$750,001 to $800,000            3     2,299,644      1.80      7.416      629       766,548     72.71     46.76    100.00    0.00
$800,001 to $850,000            0             0        --         --        0             0        --        --      0.00    0.00
$850,001 to $900,000            0             0        --         --        0             0        --        --      0.00    0.00
$900,001 to $950,000            0             0        --         --        0             0        --        --      0.00    0.00
$950,001 to $1,000,000          0             0        --         --        0             0        --        --      0.00    0.00
$1,000,001 or greater           1     1,171,193      0.92      7.875      628     1,171,193     66.97     35.59    100.00    0.00
                            -----   -----------    ------     ------      ---     ---------     -----     -----    ------   -----
TOTAL:                      1,130   127,549,589    100.00      8.739      617       112,876     82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===     =========     =====     =====    ======   =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES               LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  -----------  --------  --------  -----------  --------  --------  -------  -------
15 Year Fixed Loans             4       225,183  0.176545289    8.875      599        56,296     66.89     33.65    100.00    0.00
15/30 Balloon Loans            26     1,282,288         1.01   11.171      643        49,319     99.94     43.87     72.94    0.00
20 Year Fixed Loans             5       319,845         0.25    8.515      596        63,969     68.86     44.29     93.76    0.00
30 Year Fixed Loans           438    43,416,226        34.04    8.650      617        99,124     82.56     41.97     95.88    3.63
30/40 Balloon Loans           277    18,238,562        14.30   11.214      636        65,843     98.16     46.61     77.64    0.00
30/45 Balloon Loans           380    64,067,484        50.23    8.048      612       168,599     78.38     45.00     95.25    0.00
                            -----   -----------  -----------   ------      ---       -------     -----     -----    ------    ----
TOTAL:                      1,130   127,549,589       100.00    8.739      617       112,876     82.81     44.16     92.73    1.23
                            =====   ===========  ===========   ======      ===       =======     =====     =====    ======    ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing              439    42,387,304     33.23      8.674      616       96,554      82.47     41.66     95.73     0.00
Balloon                       683    83,588,335     65.53      8.786      618      122,384      83.03     45.33     91.07     0.00
120 Month Interest-Only         8     1,573,950      1.23      8.003      640      196,744      80.14     49.77    100.00   100.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73     1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   ======

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                  1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16    92.73     1.23
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16    92.73     1.23

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                         5       356,570      0.28      9.639      589       71,314      80.58     40.59    100.00    0.00
Arizona                        21     4,062,226      3.18      8.352      613      193,439      77.66     39.29    100.00    9.85
Arkansas                       15     1,092,064      0.86      9.351      616       72,804      87.79     39.41     87.29    0.00
California                    125    23,627,785     18.52      8.894      631      189,022      82.27     46.94     80.60    1.66
Colorado                       63     7,093,648      5.56      8.539      619      112,598      83.51     45.24     98.65    0.00
Connecticut                     1        34,379      0.03     11.750      601       34,379     100.00     54.22    100.00    0.00
Florida                       121    15,998,736     12.54      8.431      612      132,221      78.96     42.93     91.30    0.00
Georgia                        34     1,847,559      1.45     10.262      628       54,340      91.57     48.21     96.35    0.00
Idaho                          48     5,243,923      4.11      8.485      607      109,248      81.22     44.90    100.00    0.00
Illinois                       17     2,028,816      1.59      9.393      617      119,342      86.90     48.24     85.41    0.00
Indiana                        14     1,613,805      1.27      8.184      591      115,272      83.24     40.03    100.00    0.00
Iowa                           10       513,608      0.40      9.769      610       51,361      81.54     35.78     80.49    0.00
Kansas                         17       908,080      0.71      9.900      618       53,416      92.68     41.06    100.00    0.00
Kentucky                       33     2,495,235      1.96      8.906      604       75,613      87.61     37.86     98.23    0.00
Maryland                        9     1,562,748      1.23      8.631      636      173,639      81.43     47.85     93.60    0.00
Massachusetts                  10       815,063      0.64     10.133      650       81,506      94.12     50.18    100.00    0.00
Michigan                       52     4,839,659      3.79      8.472      617       93,070      82.35     42.64     93.69    1.93
Minnesota                      18     2,530,303      1.98      8.496      611      140,572      82.23     47.96     89.84    0.00
Mississippi                     1        37,600      0.03     12.125      622       37,600     100.00     47.69    100.00    0.00
Missouri                       27     1,985,849      1.56      8.805      597       73,550      78.62     38.97     96.95    0.00
Nebraska                        6       466,300      0.37      8.569      643       77,717      82.62     47.21    100.00   18.53
Nevada                         17     2,047,287      1.61      9.736      627      120,429      87.62     50.03     92.05   13.81
New Jersey                      6       842,967      0.66      9.316      606      140,495      85.02     40.97     92.05    0.00
North Carolina                 23     1,282,226      1.01      9.643      646       55,749      88.68     45.99     97.29    0.00
Ohio                          140    14,047,935     11.01      8.640      608      100,342      85.54     42.51     99.19    0.00
Oklahoma                       12       974,235      0.76      8.680      595       81,186      81.26     40.02    100.00    0.00
Oregon                         32     5,145,287      4.03      8.613      625      160,790      82.16     45.37     94.63    0.00
Pennsylvania                   39     3,154,576      2.47      8.229      616       80,887      79.44     41.53     87.70    3.17
Rhode Island                    3       367,532      0.29      8.869      666      122,511      86.51     54.08    100.00    0.00
South Carolina                  3       356,080      0.28      8.573      600      118,693      77.96     38.78    100.00    0.00
Tennessee                      82     7,362,407      5.77      8.283      608       89,785      80.59     44.05     98.07    0.00
Utah                           25     2,789,157      2.19      8.630      627      111,566      83.86     38.73     92.26    0.00
Virginia                       18     1,749,982      1.37      8.984      606       97,221      83.79     47.60    100.00    0.00
Washington                     63     6,864,142      5.38      9.188      620      108,955      85.86     45.90     93.69    3.18
Wisconsin                      16     1,263,538      0.99      8.798      594       78,971      82.91     37.72    100.00    0.00
Wyoming                         4       148,283      0.12      9.699      622       37,071      89.33     46.95    100.00    0.00
                            -----   -----------    ------     ------      ---      -------     ------     -----    ------   -----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===      =======     ======     =====    ======   =====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                 10       812,545      0.64      7.799      592       81,254      40.28     45.03    100.00    0.00
50.01% to 55.00%                8       950,261      0.75      8.051      575      118,783      53.91     35.73    100.00    0.00
55.01% to 60.00%                7       892,874      0.70      7.913      594      127,553      56.49     47.20     89.14    0.00
60.01% to 65.00%               22     4,798,068      3.76      7.642      584      218,094      61.83     41.28     98.74    0.00
65.01% to 70.00%               32     6,885,967      5.40      7.692      603      215,186      68.36     40.76    100.00    0.00
70.01% to 75.00%               95    12,497,672      9.80      8.085      608      131,554      74.58     43.56     92.38    1.22
75.01% to 80.00%              382    59,367,069     46.54      7.962      622      155,411      79.81     44.98     95.07    2.03
80.01% to 85.00%               47     6,295,030      4.94      8.683      577      133,937      84.52     41.52     97.84    3.46
85.01% to 90.00%               20     2,605,662      2.04      8.974      626      130,283      88.34     42.66    100.00    0.00
90.01% to 95.00%               26     3,053,848      2.39      9.489      613      117,456      94.71     41.97     97.81    0.00
95.01% to 100.00%             481    29,390,593     23.04     10.999      632       61,103      99.99     45.12     82.88    0.00
                            -----   -----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.00% or less                  9       764,545      0.60      7.787      588       84,949      41.37     44.59    100.00    0.00
50.01% to 55.00%                8       950,261      0.75      8.051      575      118,783      53.91     35.73    100.00    0.00
55.01% to 60.00%                7       892,874      0.70      7.913      594      127,553      56.49     47.20     89.14    0.00
60.01% to 65.00%               22     4,798,068      3.76      7.642      584      218,094      61.83     41.28     98.74    0.00
65.01% to 70.00%               30     6,741,107      5.29      7.690      603      224,704      68.32     40.63    100.00    0.00
70.01% to 75.00%               29     4,025,829      3.16      8.137      584      138,822      73.86     42.70     97.51    3.80
75.01% to 80.00%               59     9,992,560      7.83      8.054      616      169,365      79.12     41.91     94.71    2.40
80.01% to 85.00%               47     6,295,030      4.94      8.683      577      133,937      84.52     41.52     97.84    3.46
85.01% to 90.00%               26     3,576,821      2.80      8.669      625      137,570      85.65     43.38     95.05    0.00
90.01% to 95.00%               34     5,194,066      4.07      8.771      617      152,767      88.25     45.06     95.97    0.00
95.01% to 100.00%             859    84,318,427     66.11      9.026      626       98,159      86.42     45.18     90.55    1.14
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 26     2,584,809      2.03      9.124      611       99,416      85.53     16.96     91.72    0.00
20.01% to 25.00%               33     3,270,818      2.56      8.664      609       99,116      80.76     22.51    100.00    0.00
25.01% to 30.00%               50     5,109,688      4.01      8.514      609      102,194      80.83     27.30     96.38    1.83
30.01% to 35.00%               91    10,765,650      8.44      8.462      600      118,304      78.11     32.65     94.35    0.00
35.01% to 40.00%              140    14,481,829     11.35      8.692      619      103,442      81.23     37.71     95.41    0.69
40.01% to 45.00%              179    19,823,823     15.54      8.835      613      110,748      85.43     42.86     90.94    0.00
45.01% to 50.00%              259    29,039,462     22.77      8.957      619      112,121      83.44     47.83     86.86    0.75
50.01% to 55.00%              294    35,416,970     27.77      8.651      623      120,466      83.11     52.18     95.98    2.61
55.01% to 60.00%               58     7,056,541      5.53      8.600      629      121,665      83.11     55.50     91.94    3.39
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                      767    72,576,176     56.90      9.101      626       94,623      86.61     45.16     89.67    1.08
Refinance - Cashout           319    49,418,274     38.74      8.268      606      154,916      77.78     42.66     96.77    1.60
Refinance - Rate Term          44     5,555,139      4.36      8.209      604      126,253      77.93     44.48     96.65    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                 898   100,519,698     78.81      8.724      615      111,937      82.61     43.83     92.76    0.89
Planned Unit Development      151    19,575,014     15.35      8.659      620      129,636      82.60     45.14     94.58    3.49
Condo                          52     3,925,202      3.08      9.294      627       75,485      87.24     45.54     88.18    0.00
Two- to Four-Family            29     3,529,674      2.77      9.003      643      121,713      84.51     46.77     86.56    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation          1,044   118,273,907     92.73      8.629      614      113,289      82.25     44.09    100.00    1.33
Stated                         65     6,630,636      5.20     10.609      665      102,010      91.60     45.35      0.00    0.00
Low                            21     2,645,046      2.07      8.967      634      125,955      85.76     44.69      0.00    0.00
                            -----   -----------    ------     ------      ---      -------      -----     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===      =======      =====     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      1116   126,039,615     98.82      8.735      617      112,939      82.85     44.15     92.95    1.25
Investment                     14     1,509,974      1.18      9.078      657      107,855      79.07     45.65     73.90    0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----     -----    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                              98    14,787,275     11.59      8.374      620     150,890.56    79.88     41.06     94.10    1.03
1                             581    64,574,879     50.63      8.752      611     111,144.37    82.07     43.75     96.60    2.20
2                             368    43,219,506     33.88      8.642      625     117,444.31    83.69     45.61     87.53    0.00
3                              52     3,200,168      2.51     10.214      614      61,541.68    89.94     47.43     86.69    0.00
4                              20     1,046,993      0.82     11.163      648      52,349.65    99.81     42.22     78.06    0.00
5                               7       398,322      0.31     10.910      636      56,903.13    99.99     49.96    100.00    0.00
6                               2       188,633      0.15     10.694      649      94,316.59   100.00     43.33     13.76    0.00
7                               1       111,932      0.09     11.500      597     111,931.50   100.00     44.13    100.00    0.00
8                               1        21,881      0.02      8.660      610      21,881.18   100.00     14.38    100.00    0.00
                            -----   -----------    ------     ------      ---     ----------   ------     -----    ------    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617        112,876    82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===     ==========   ======     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                          268    17,951,904     14.07     10.303      630       66,985      91.62     45.42     89.62    0.00
12 Months                      32     5,227,538      4.10      8.851      629      163,361      81.77     42.56     87.83    0.00
24 Months                     153    12,122,315      9.50     10.307      626       79,231      92.38     45.20     74.88    3.30
36 Months                     677    92,247,832     72.32      8.223      613      136,260      79.89     43.87     95.96    1.27
                            -----   -----------    ------     ------      ---      -------      -----     -----     -----    ----
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73    1.23
                            =====   ===========    ======     ======      ===      =======      =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                      0             0        --         --        0            0         --        --      0.00     0.00
501 to 525                      0             0        --         --        0            0         --        --      0.00     0.00
526 to 550                     38     4,944,886      3.88      8.919      544      130,129      79.71     38.85    100.00     0.00
551 to 575                     91    11,586,619      9.08      8.474      563      127,325      74.99     43.11     99.16     0.00
576 to 600                    269    26,421,237     20.71      8.973      589       98,220      81.20     42.69     97.45     0.00
601 to 625                    291    34,545,342     27.08      8.585      612      118,713      83.14     43.40     97.15     2.42
626 to 650                    216    26,749,833     20.97      8.645      638      123,842      83.64     46.27     93.01     0.81
651 to 675                    150    15,294,526     11.99      9.138      660      101,964      88.30     46.23     75.32     1.57
676 to 700                     34     3,759,069      2.95      8.341      689      110,561      84.94     45.81     82.45     2.66
701 to 725                     25     2,514,793      1.97      8.403      715      100,592      90.32     47.33     84.45     3.72
726 to 750                      7     1,066,257      0.84      9.168      733      152,322      83.32     45.14     22.37     0.00
751 to 775                      8       580,627      0.46      8.276      761       72,578      89.10     43.93    100.00     0.00
776 to 800                      1        86,400      0.07      7.750      795       86,400      80.00     55.48    100.00   100.00
801 to 825                      0             0        --         --        0            0         --        --      0.00     0.00
                            -----   -----------    ------      -----      ---      -------      -----     -----    ------   ------
TOTAL:                      1,130   127,549,589    100.00      8.739      617      112,876      82.81     44.16     92.73     1.23
                            =====   ===========    ======      =====      ===      =======      =====     =====    ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC       IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
January 1900